GRANT AGREEMENT made the 9th day of November, 1993 BETWEEN the INDUSTRIAL DEVELOPMENT AUTHORITY having its principal place of business at Wilton Park House, Wilton Place, Dublin 2 ("the Authority") of the first part, AST IRELAND LIMITED having its registered office at 1 Earlsfort Centre, Hatch Street, Dublin 2 ("the Company") of the second part and AST RESEARCH, INC. having its principal place of business at 16215 Alton Parkway, Irvine, California 92718 ("the Promoters") of the third part.

WHEREAS:

a) The Company which is indirectly controlled by the Promoters has been incorporated with the principal object of establishing, in two Phases, (the commencement of Phase 2 being entirely at the option of the Company) and carrying on at Castletroy, Co Limerick an industrial undertaking for the production, sale, distribution, and/or repair of personal computers including support services ("the Undertaking"), in accordance with proposals furnished to the Authority by the Promoters and has applied to the Authority for financial assistance towards the cost of the fixed assets required for each Phase of the Undertaking;
b) The Company and the Promoters having made all necessary inquiries are satisfied and represent to the Authority that to the best of their belief there will be available to the Undertaking the raw materials, business and technical personnel, knowledge and facilities required for its proper commercial establishment and efficient operation;
c) The Promoters have represented to the Authority that the Undertaking will contribute to the regional development of Ireland.

IT IS HEREBY AGREED that in consideration of the Company implementing the said proposals and carrying on Phase 1 of the Undertaking substantially in accordance with this Agreement, the Authority agrees to grant to the Company the sum of XXXXXXXXX Irish Pounds in respect of Phase 1 and if the Company at its option proceeds to Phase 2 of the Undertaking in consideration of the Company carrying on such phase the sum of XXXXXXX Irish Pounds in respect of Phase 2 or XXX of the actual expenditure on the provision of lands, factory buildings, building modifications, building services and facilities and new machinery and equipment in two separate phases for the Undertaking ("the eligible assets"), whichever is the lesser, (such sum being hereinafter called "the grant") on the following terms and conditions including those contained in the Schedule hereto ("the Schedule");



1.   DEVELOPMENT OF THE UNDERTAKING:
The development of the Undertaking and in particular the provision of employment shall be substantially in accordance with the particulars given in the said proposals it being understood and agreed by the parties hereto that the decision to proceed with Phase 2 of the Undertaking shall be entirely at the option of the Company and any failure on its part to exercise such option shall not be regarded as a breach of this Agreement or in any way entitle the Authority to repayment of any grants paid or to withhold any grant payable hereunder.

2.   CONTROL OF THE COMPANY:
The controlling interest in the Company shall be held directly or indirectly by the Promoters unless otherwise agreed to in writing by the Authority.

3.   PROMOTERS INVESTMENT:
The Company shall provide or procure finance for Phase 1 (and if the Company decides at its option to proceed with Phase 2) for Phase 2 as specified in the Schedule for the purposes of the Undertaking.

4.   ELIGIBLE EXPENDITURE AND PROVISION OF ELIGIBLE ASSETS:
Unless otherwise agreed to in writing by the Authority, the expenditure in each phase eligible for the grant and the provision of the eligible assets shall be substantially as set forth in the Schedule.

5.   PLANNING PERMISSION AND PREVENTION OF POLLUTION:
The Company shall:
5-1 Obtain all necessary permissions prescribed by Local and/or National Authorities and shall comply with all requirements of such permissions and with all Building Regulations and Statutory requirements (if any) required for the Undertaking;
5-2 Comply with all Statutory, Local, and/or National Authority requirements in relation to environmental controls and the prevention of pollution.

6.   PLACING OF CONTRACTS:
6-1 Subject to the specialized requirements of the Undertaking which shall have been notified to and approved in writing by the Authority, the Company shall ensure in relation to the placing of contracts for the eligible assets that:-
     6-1-1     Prior to appointment of Architects and/or Consultants, the
     Company will obtain the approval of the Authority on the proposed composition of the Design Team for the implementation of the
     Undertaking;
     6-1-2     Before tenders are invited on building works and building
     services, the Company will consult with the Construction Advisory Unit of the Authority;
     6-1-3     A minimum of three competitive quotations is sought for any contract for eligible assets having a value of XXXXXX Irish Pounds or more and that none but the lowest is accepted without the prior written consent of the Authority;
     6-1-4     No arrangements are made for the direct hire of labor in the construction of the said factory buildings, building services, and facilities except with the prior written consent of the Authority.
6-2 In the placing of contracts for the construction of the said factory buildings, building services, and facilities, any contractors appointed by the Company in the aforesaid construction shall at the date of such appointments possess an up to date tax clearance certificate or a current C2 certificate from the Revenue Commissioners. The Company shall retain copies of such certificates for inspection by the Authority as evidence of compliance with this sub-Clause.

7.   INSURANCE:
The Company shall:-
7-1 Keep all the eligible assets insured in accordance with good and customary commercial practice to their full cost of re-instatement against loss or damage by fire and explosion;
7-2 Obtain on commencement of production and in accordance with good commercial practice Consequential Loss Insurance to adequately indemnify the Company against losses and costs resulting from fire and explosion, and
7-3 Make arrangements to ensure that the Authority will be notified of any failure to renew the insurance specified at clauses (7-1) and (7-2) hereof and also of any substantial change in such insurance.

8.   RESTORATION OF ELIGIBLE ASSETS:
If there should be damage to or loss of eligible assets including buildings under construction through fire or explosion or any other cause the insurance as maintained under Clause 7 or other compensation received by the Company shall be used forthwith to restore to the reasonable satisfaction of the Authority the property so damaged or lost and in the event of such compensation being insufficient for that purpose the Company shall make good the deficiency out of its own funds.

9.   ALIENATION OF ASSETS:
The Company shall not alienate, assign, part with the possession of or otherwise dispose of or remove (save for the purpose of normal repair, renewal, replacement, substitution or alienation due to obsolescence) or mortgage or charge (except for the purpose of securing finance for the Undertaking) the eligible assets or any part thereof without the prior written consent of the Authority. The provisions of this Agreement shall apply also to assets which are substituted for eligible assets.



10.  USE OF ELIGIBLE ASSETS:
The Company shall not without the prior written consent of the Authority use or permit the use of the eligible assets or any part thereof except for the purposes of the Undertaking.

11.  GUARANTEES:
The Company shall not give a guarantee in respect of any borrowings other than borrowings for the purposes of the Undertaking without the prior written consent of the Authority.

12.  NON-DISTRIBUTION OF THE GRANT:
The Company shall not distribute by way of dividend on the share capital of the Company or otherwise any sum received in respect of the grant.

13.  ROYALTIES OR SIMILAR PAYMENTS:
The Company may only make royalty of similar payments on the following terms and conditions:-
13-1 That to the extent that the said royalty and/or similar payments exceed 10% of the Company's net annual sales, such excess shall not be payable except out of the profits of the Company which would otherwise be available for dividend, and
13-2 That in the event of the winding up of the Company the amount of any such excess accrued or accruing for payment but unpaid shall be subordinated to the claims of the unsecured creditors, including the Authority, of the Company.

14.  PAYMENT OF GRANT:
14-1 The grant for Phase 1 shall be paid subject to the following terms and conditions and the Company shall provide evidence satisfactory to the Authority:-
     14-1-1    That the Company has been properly incorporated and that its
     Memorandum and Articles of Association empower the Company to implement this Agreement;
     14-1-2    That the Company has title acceptable to the Authority to all land and buildings required for the Undertaking including the buildings purchased from Wang Laboratories Ireland B.V.;
     14-1-3    That the necessary arrangements have been made for the provision of all capital required for Phase 1 of the Undertaking as specified at Paragraph 3 of the Schedule;
     14-1-4    That all Planning Permissions as aforesaid have been obtained and complied with;
     14-1-5    That all requirements for the control of the environment and prevention of pollution as aforesaid have been complied with;
     14-1-6    That insurance arrangements in respect of Phase 1 eligible assets as aforesaid have been made;
     14-1-7    That the Company has obtained a tax number in the relevant tax district; that it is up to date in its tax affairs with the Revenue Commissioners and prior to total payments from the grant exceeding IRPoundsXXXXX and to each subsequent payment from the grant it shall submit an up to date tax clearance certificate from the Revenue Commissioners;
     14-1-8    That all expenditure on the eligible assets in respect of Phase 1
     has   been necessarily incurred, save where the specialized requirements of the Undertaking have already been approved in accordance with the provisions of Clause 6 hereof;
     14-1-9    That all expenditure on the eligible assets for Phase 1 has been paid  and that value has been obtained therefore;
     14-1-10   That the Company has substantially complied up to date with all the provisions of this Agreement
14-2 The grant for Phase 2 shall be paid subject to the following conditions:-
     14-2-1    That the Authority has formally reviewed Phase 1 of the
     Undertaking and is satisfied with same;
     14-2-2    That the Company has indicated in writing to the Authority that it wishes to exercise its option to commence Phase 2 of the
     Undertaking.
     14-2-3    That the Company shall provide evidence satisfactory to the
     Authority that the necessary arrangements have been made for the provision of all capital required for Phase 2 of the Undertaking as specified at Paragraph 3 of the Schedule;
     14-2-4    That all Planning Permissions as aforesaid have been obtained and complied with;
     14-2-5    That all requirements for the control of the environment and prevention of pollution as aforesaid have been complied with;
     14-2-6    That insurance arrangements in respect of Phase 2 eligible assets as aforesaid have been made;
     14-2-7    That the Company has obtained a tax number in the relevant tax district; that it is up to date in its tax affairs with the Revenue Commissioners and prior to total payments from the grant exceeding IRPoundsXXXXX and to each subsequent payment from the grant it shall submit an up to date tax clearance certificate from the Revenue Commissioners;
     14-2-8    That all expenditure on the eligible assets in respect of Phase 2 has been necessarily incurred, save where the specialized requirements of the Undertaking have already been approved in accordance with the provisions of the Clause 6 hereof;
     14-2-9    That all expenditure on the eligible assets for Phase 2 has been paid and that value has been obtained therefor;
     14-2-10   That the Company has substantially complied up to date with all the provisions of this Agreement.
     14-2-11   That the Company shall provide evidence satisfactory to the
     Authority that it has complied up to date with all the provisions of this Agreement;
14-3 Subject to 14-1 and to 14-2 and in particular to Paragraph 3-3 of the Schedule, the grant shall be paid to the Company for each Phase in instalments of XXX of each sum of not less than XXXXXXX Irish Pounds expended by the Company as set forth in the Schedule on the eligible assets when installed and commissioned PROVIDED ALWAYS that all such expenditure shall be vouched and examined in such manner as the Authority may reasonably require.

15.  FURNISHING OF INFORMATION:
15-1 The Company shall permit the officers and agents of the Authority to inspect the eligible assets at all reasonable times during the term of this Agreement and shall promptly furnish to the Authority whenever requested in writing, all such information and documentary evidence as the Authority may from time to time reasonably require to vouch compliance by the Company with any of the terms and conditions of this Agreement.
15-2 The Company acknowledges the right of the Authority to consult with relevant third parties to obtain any information it requires relating to the affairs of the Company and/or the Promoters prior to any payment from the grant and to withhold grant payments in the event of such information being unsatisfactory to the Authority. The Authority undertakes to inform the Company of the source and nature of any such unsatisfactory information. The Company and/or the Promoters hereby undertake to instruct such third parties to furnish any such information to the Authority on request.
15-3 The Company shall submit Annual Audited Accounts satisfactory to the
     Authority in all material respects in connection with the Undertaking and the Company's obligations under this Agreement for the duration of this Agreement within six months from the end of the relevant financial year.

16.  NOTICES:
16-1 The Certificate of an Officer of the Authority certifying any decision of the Authority taken or made hereunder shall be conclusive evidence of any such decision, save in the case of manifest error;
16-2 Any notice by the Authority to the Company or to the Promoters under this Agreement shall be sent by registered post to the registered office of the Company and to the last notified registered office of the Promoters.

17.  CONSENTS:
17-1 Circumstances requiring the consent, approval, or permission of any party hereto shall be interpreted to mean that such consents, approvals, or permissions shall not be unreasonably withheld. This provision shall not apply to the provisions of Clause 2 and Clause 9 hereof.
17-2 Any variation or modification of any of the terms or conditions herein made at the request of or with the agreement of the Company and with the consent of the Authority shall not in any way determine or prejudice the Promoters' liability hereunder PROVIDED ALWAYS that such a variation or modification involving an amount in excess of XXXXXXXXX Irish Pounds shall not be made without the express consent of the Promoters and PROVIDED FURTHER that the financial amount of the Promoters' said liability shall not be increased without their express agreement in writing.

18.  TERMINATION OF AGREEMENT:
This Agreement shall terminate on the date being XXX years from the date of the first claim from the grant PROVIDED ALWAYS that if the Company should request and the Authority should consent to an extension of a period specified herein or in the Employment Grant Agreement of even date entered into between the parties hereto in relation to fulfillment by the Company of a condition in either Agreement the duration of this Agreement shall be extended correspondingly.

19.  CANCELLATION AND REVOCATION OF GRANT:
The Authority may stop payment of the grant and/or revoke and cancel or reduce the grant or so much thereof as shall not then have been actually paid to the Company if any one or more of the following events should occur:-
19-1 If there be any breach of the terms or conditions of Clause 2 and/or 9 hereof;
19-2 If the Company should to a material extent be in breach of any of the terms and conditions of this Agreement other than those specified in Clause 19-1 hereof and having failed to establish to the reasonable satisfaction of the Authority that such breach was due to force majeure and shall not have rectified such breach within 30 days after written notice thereof has been served on the Company;
19-3 If an order is made or an effective resolution is passed for the winding up of the Company except in the case of a bona fide amalgamation or reconstruction;
19-4 If a Receiver is appointed over any of the property of the Company or if a distress or execution is levied or served upon any of the property of the Company and is not paid off within 30 days;
19-5 If the Company should cease to carry on the Undertaking.

If the grant be revoked, the Company and/or the Promoters shall repay to the Authority on demand all sums received in respect of the grant and if the grant be reduced in accordance with Paragraph 6 of the Schedule hereto the Company and/or the Promoters shall repay to the Authority on demand all sums received in excess of the amount of the reduced grant and in either case in default of such repayment such sums shall be recoverable by the Authority from the Company and/or the Promoters as a joint and several simple contract debt PROVIDED ALWAYS that if the Company at its option commences Phase 2 of the Undertaking, any failure by it to comply with its obligations in respect of that Phase should not be construed as, or considered to be a breach of its obligations under Phase 1 of this Agreement and PROVIDED FURTHER that it is understood by and between the parties hereto that any failure by the Company to commence Phase 2 shall not entitle the Authority to stop payment of the grant and or revoke or cancel or reduce the grant or so much thereof as shall not then have actually been paid to the Company in respect of Phase 1.

20.  UNDERTAKING OF ADDITIONAL LIABILITY:
If the Grant be revoked in accordance with Clause 19 hereof, the Company and the Promoters undertake to repay to the Authority on demand the sum of PoundsXXXXXXXX in addition to the sum to be repaid in accordance with Clause 19 hereof and in default of such repayment such sums shall be recoverable by the Authority from the Company and/or the Promoters as a joint and several simple contract debt.

21.  GOVERNING LAW:
This Agreement shall be governed by and be construed in accordance with the Laws of Ireland and the parties hereto expressly and irrevocably submit to the jurisdiction of the Irish courts and the Promoters hereby irrevocably appoint the Company to be its attorney for the purpose of accepting service on its behalf of any notice, document, or legal process with respect to the Promoters' obligations pursuant to the provisions of Clause 19 and 20 hereof (and/or Paragraph 5 of the Schedule hereto) and service of any such document on such attorney shall be deemed for all purposes to be good service.



                                    SCHEDULE

1.   ELIGIBLE ASSETS & EXPENDITURE

                                                               PHASE 1               PHASE 2
        1-1      Land, factory buildings
                 building modifications and
                 building services and facilities              XXXXXXXXX             XXXXXXXXX

        1-2      New machinery and equipment                   XXXXXXXXX             XXXXXXXXX

                 Total                                  PoundsXXXXXXXXXX       PoundsXXXXXXXXX

2.   THE PROVISION OF FIXED ASSETS FOR THE UNDERTAKING:

The Company shall:-
2-1 Have purchased the said factory buildings for the Undertaking and have the building modifications for Phase 1 commenced to the satisfaction of the Authority not later than 1 April, 1994 and completed in a proper and satisfactory manner not later than 31 December 1996;

2-2 Purchase and have installed in a proper and workmanlike manner ready for operation in the said factory buildings all machinery and equipment suitable in all respects required for Phase 1 of the Undertaking by 31 December 1996;

2-3 Should the Company at its option decide to proceed to Phase 2 have the building modifications for Phase 2 of the Undertaking completed in a satisfactory manner not later than five years from the date hereof;

2-4 Should the Company at its option decide to proceed to Phase 2 purchase and have installed in a proper and workmanlike manner ready for operation in the said factory buildings all machinery and equipment suitable in all respects required for Phase 2 of the Undertaking not later than five years from the date hereof;

2-5  Have commenced production in the Undertaking by 1 July 1994;

3.   PROMOTERS INVESTMENT:
3-1 The Company shall procure or provide for the purposes of Phase 1 of the Undertaking Equity Equivalent of IRPoundsXXXXXXXXX;
     For the purposes of this Agreement "Equity Equivalent" shall mean the total monies obtained by the Company as follows;
          3-1-1     Cash received directly or indirectly by the Company from the
          Promoters in consideration for the issue at par of fully paid-up Ordinary Shares in the Company or for the issue at a premium of fully paid up Ordinary Shares in the Company PROVIDED ALWAYS that notwithstanding the provisions of Section 62 of the Companies Act 1963 no part of the funds standing to the credit of the Company's Share Premium Account (arising from the issue of shares at a premium) shall be distributed or otherwise dealt with during the term of this Agreement other than in paying up at par unissued shares in the Capital of the Company; and/or
          3-1-2     Retained earnings of the Company capitalized at par as fully paid-up Ordinary Shares in the Company; and/or
          3-1-3     Retained earnings of the Company transferred to a special
          non-distributable reserve account which shall be maintained at the appropriate level for the duration of this Agreement; and/or
          3-1-4     Loans from the Promoters or wholly owned subsidiaries
          thereof or agreed third parties on the following terms and conditions ("Subordinated Loans"):-
                3-1-4-1   That no interest on such loans shall be payable by
                the Company except out of profits which would otherwise be available for dividend;
                3-1-4-2   That no such loans shall be repaid except out of
                profits of the Company which would otherwise be available for dividend or out of a new loan obtained on the same terms for this purpose, or out of the proceeds of a new issue at par of fully paid-up Ordinary Shares in the Company made for this purpose;
                3-1-4-3   That where any such loans are repaid out of profits,
                there shall be transferred out of profits which would otherwise have been available for dividend to a special non-distributable reserve account a sum equal to the amount of the loan repaid, and that there shall be no reduction in the amount of such special non-distributable reserve account during the term of this Agreement;
                3-1-4-4   That where any such loans are repaid out of a new
                loan obtained for this purpose, the new loan shall be subject to these conditions as if it were the original loan;
                3-1-4-5   That in the event of the winding up of the Company
                the amount of any such loans still outstanding shall be subordinated to the claims of the unsecured creditors of the Company;

PROVIDED ALWAYS that not less than 25% of the Equity Equivalent shall be Ordinary Shares in the Company as specified at sub-paragraphs 3-1-1 and/or 3-1-2 above and PROVIDED FURTHER that retained earnings utilized as Equity Equivalent as aforesaid shall not include any sum received in respect of the grant or derived from a revaluation of the fixed assets of the Company.

3-2 The Company shall procure or provide for the purposes of Phase 2 of the Undertaking Equity Equivalent of IRPoundsXXXXXXXXX;
     For the purposes of this Agreement "Equity Equivalent" shall mean the total monies obtained by the Company as follows:
          3-2-1 Cash received directly or indirectly by the Company from the Promoters in consideration for the issue at par of fully paid-up Ordinary Shares in the Company or for the issue at a premium of fully paid up Ordinary Shares in the Company PROVIDED ALWAYS that notwithstanding the provisions of Section 62 of the Companies Act 1963 no part of the funds standing to the credit of the Company's Share Premium Account (arising from the issue of shares at a premium) shall be distributed or otherwise dealt with during the term of this Agreement other than in paying up at par unissued shares in the Capital of the Company; and/or
          3-2-2 Retained earnings of the Company capitalized at par as fully paid-up Ordinary Shares in the Company; and/or
          3-2-3 Retained earnings of the Company transferred to a special non-distributable reserve account which shall be maintained at the appropriate level for the duration of this Agreement; and/or
          3-2-4 Loans from the Promoters or wholly owned subsidiaries thereof or agreed third parties on the following terms and conditions ("Subordinated Loans"):-
                3-2-4-1   That no interest on such loans shall be payable by
                the Company except out of profits which would otherwise be available for divided;
                3-2-4-2   That no such loans shall be repaid except out of
                profits of the Company which would otherwise be available for dividend or out of a new loan obtained on the same terms for this purpose, or out of the proceeds of a new issue at par of fully paid-up Ordinary Shares in the Company made for this purpose;
                3-2-4-3   That where any such loans are repaid out of profits,
                there shall be transferred out of profits which would otherwise have been available for dividend to a special non-distributable reserve account a sum equal to the amount of the loan repaid, and that there shall be no reduction in the amount of such special non-distributable reserve account during the term of this Agreement;
                3-2-4-4   That where any such loans are repaid out of a new
                loan obtained for this purpose, the new loan shall be subject to these conditions as if it were the original loan;
                3-2-4-5   That in the event of the winding up of the Company
                the amount of any such loans still outstanding shall be subordinated to the claims of the unsecured creditors of the Company;
PROVIDED ALWAYS that not less than 25% of the Equity Equivalent shall be Ordinary Shares in the Company as specified at sub-paragraphs 3-2-1 and/or 3-2-2 above and PROVIDED FURTHER that retained earnings utilized as Equity Equivalent as aforesaid shall not include any sum received in respect of the grant or derived from a revaluation of the fixed assets of the Company.

3-3 Such further sums, including working capital, as may be required for the Undertaking.
3-4 The total amount paid from the grant shall at no time exceed the total amount of Equity Equivalent of which at all times not less than 25% shall comprise an amount for issued Ordinary Shares in the Company as aforesaid PROVIDED ALWAYS that the Company may substitute one form of Equity Equivalent for another.

4.   VARIATIONS IN CURRENCY EXCHANGE RATES:
4-1 The amounts shown in this Agreement for grant and for eligible expenditure on new machinery and equipment are based on a currency exchange rate of US$XXXX to the Irish Pound and the grant in respect of new machinery and equipment shall be adjusted upwards or downwards to take account of the actual rates prevailing on the dates of payment for the machinery and equipment PROVIDED that in the event of any eligible expenditure on such new machinery and equipment occurring after the date specified in Paragraph 2-2 and 2-4 of this Schedule no adjustment therein or in the portion of the grant applicable thereto will be made or allowed for grant purposes on account of any decrease in the value of the Irish Pound against the value of the US Dollar below that determined by the currency exchange rate prevailing on the said date specified in Paragraph 2-2 and 2-4 of this Schedule;
4-2 When the actual amount of any additional grant payable pursuant to Paragraph 4-1 above has been determined, the additional grant shall be the subject of a Supplemental Agreement between the Authority and the Company upon the same terms and conditions as those contained in this Agreement PROVIDED ALWAYS that the liability of the Authority with regard to the payment of additional grant on foot of the above shall not exceed XXX of the approved grant amount.



5.   ACHIEVEMENT OF PROJECTED PERFORMANCE:

                 Schedule of Grant Drawdown for the Undertaking

                                               PHASE 1

Period                            31 Dec 1994              31 Dec 1995              31 Dec 1996
                                  End of Yr 1              End of Yr 2              End of Yr 3
Cumulative Relevant
Jobs to be Created                       XXX                      XXX                    XXX

Maximum Cumulative
Grant Drawdown                        XXXXXXXXX                XXXXXXXXX               XXXXXXXXX


                                               PHASE 2

Period                            31 Dec 1997              31 Dec 1998
                                  End of Yr 4              End of Yr 5

Cumulative Relevant
Jobs to be Created                      XXX                    XXXXX

Maximum Cumulative
Grant Drawdown                       XXXXXXXXX               XXXXXXXXXX

Unless otherwise agreed to be the Authority and notwithstanding any other provision in this Agreement:

5-1 The aggregate amount payable from the grant in each period set out above shall not exceed the maximum amounts specified for that period.

5-2 The maximum grant drawdown in the period to the End of Year 1 shall be available subject to compliance with the provisions of this Agreement.

5-3 Subject to compliance as aforesaid, payment from the maximum cumulative grant drawdowns in the periods to the End of Years 2, 3, 4, and 5 respectively, shall be conditional upon the cumulative number of relevant jobs (as set out above) being created by the immediately preceding End of Year; in the event of such number of relevant jobs not having been created by the relevant date no part of the grant drawdown for the following year will be paid to the Company until such number of relevant jobs has been created.
5-4 On or after 1 January, 1997, the Company and the Authority shall review the development of Phase 1 of the Undertaking to that date with particular reference to the creation of relevant jobs in the Company. Should the total number of relevant jobs existing in the Company at the date of review be less than XXX, unless otherwise agreed to by the Authority and notwithstanding any other provision in this Agreement, all grant monies paid on foot of this Agreement in excess of IRPoundsXXXXX per relevant job multiplied by the number of relevant jobs existing in the Company at the date of review shall be repayable to the Authority by the Company (and in the event of default by the Company in making repayment shall be repayable by the Promoters) by not later than three months from the date of review.

5-5 In the event that the Company has implemented Phase 2 of the Undertaking, on or after 1 January, 1999 the Company and the Authority shall review the development of the Undertaking to that date with particular reference to the creation of relevant jobs in the Company. Should the total number of relevant jobs existing in the Company at the date of review be less than XXXXX, unless otherwise agreed to by the Authority and notwithstanding any other provision in this Agreement, all grant monies paid on foot of this Agreement in excess of IRPoundsXXXXX per relevant job multiplied by the number of relevant jobs existing in the Company at the date of review shall be repayable to the Authority by the Company (and in the event of default by the Company in making repayment shall be repayable by the Promoters) by not later than three months from the date of review.

     For the purposes of this Paragraph, "relevant jobs" shall mean full-time permanent jobs existing in the Company at the relevant date.

6.   REDUCTION OF CONTINGENT LIABILITY FOR REPAYMENT OF CAPITAL GRANT:

     The Company's liability for repayment of grant monies paid in respect of new machinery and equipment shall be reduced by XXX XXXXX on the date which is XXXX years from the end of the year in which the relevant payment was made and by further XXX XXXXX on each anniversary of that date PROVIDED ALWAYS that the aforesaid reduction in the Company's contingent liability for repayment of the grant in respect of new machinery and equipment shall not operate:
          1. After the Company's contingent liability for grants paid in respect of new machinery and equipment has been reduced by XXX; or
          2. In the event of a Receiver of Liquidator being appointed over any of the property of the Company.



     PROVIDED FURTHER that nothing herein shall be construed as extending the liability of the Company or the Promoters beyond the period specified in Clause 18 hereof unless the prior approval of the Company is obtained thereto.


IN WITNESS whereof the parties hereto have caused their respective Seals to be affixed hereto the day and year first herein written.

PRESENT when the Seal of THE
INDUSTRIAL DEVELOPMENT AUTHORITY
was affixed hereto:-

                                   ___________________________
                                   Authorized Officer



                                   ___________________________
                                   Authorized Officer


PRESENT when the Seal of
AST IRELAND LIMITED
was affixed hereto:-

                                   ____________________________



                                   ___________________________

SIGNED for and on behalf of
AST RESEARCH, INC.
by:-


                                   James L. Forquer
                                   Senior Vice President,
                                   Worldwide Operations


                              Dated 9th day of November, 1993



                       INDUSTRIAL DEVELOPMENT AUTHORITY

                                   First Part


                       AST IRELAND LIMITED

                                   Second Part


                              - and -

                       AST RESEARCH, INC.

                                   Third Part



                       __________________________________________

                              CAPITAL GRANT AGREEMENT

                       __________________________________________



                       INDUSTRIAL DEVELOPMENT AUTHORITY
                       Wilton Park House
                       Wilton Place
                       Dublin 2